2Q 2013 Investor Presentation August 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $45.11
Market Capitalization: $1.2 billion
Annual Dividend / Yield: $0.60 per share / 1.3%
Gross Written Premium: $1.9 billion
Capital: $1.9 billion
Analyst Coverage:
Los Angeles Malta New York Paris Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Zurich
Note: Market information as of August 01, 2013 and annual performance figures as of TTM June 30, 2013.
Atlanta Barcelona Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston London
Macquarie (Outperform) - Amit Kumar
Raymond James (Outperform) - Greg Peters
William Blair (Outperform) - Adam Klauber
Dowling & Partners (Neutral) - Kyle LaBarre
Compass Point (Neutral) - Ken Billingsley

4.
Strong & Focused Specialty Franchise
Global underwriter of specialty P&C insurance
and reinsurance through four segments
Broad footprint strategically located in major
insurance centers
U.S., Bermuda, London and Brazil
Focused on specialty insurance & casualty lines
Leader in U.S. Excess & Surplus Lines
Top quartile Lloyd’s Syndicate by stamp
Deep relationships with retailers, wholesalers
and Lloyd’s brokers
A.M. Best rating of “A” (excellent financial
strength)
Proven track record of active capital
management
2Q 2013 TTM GWP
Reinsurance
~10%
Insurance
~90%
Property
~40%
Casualty
~60%

Strategy Aligned Toward Shareholder Value
Sustain competitive advantage through superior customer
service, product innovation and underwriting knowledge
Opportunistically grow organically and/or through strategic
acquisitions throughout the underwriting cycle
Manage capital and risk appropriately / maintain strong ratings
Proven ability to attract talent
5.
Maximize shareholder value through growth in book value per share

6.
$272
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,855
Total
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
16%
31%
30%
23%
Evolution of Growth and Diversification
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
’13/2Q
TTM
BVPS $24.75 $27.60 $30.45 $35.53 $41.05 $39.62 $47.00 $52.56 $50.55 $55.22 $55.73
Total Capital (Millions) $567 $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,892
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed acquisition
in Bermuda
• Formed Argo Re
2008
• Acquired Lloyd’s
Syndicate 1200
2011
• Established  local
presence in Brazil
6.
*Excludes GWP recorded in runoff and corporate & other.
400
800
1,200
1,600
2,000

7.
Argo Group Business Mix ($1.9B in GWP)
7.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
31%
16%
30%
GWP by Product
GWP by Geography
United
States
London
Bermuda
*Data is based on TTM as of June 30, 2013. Excludes GWP recorded in runoff and corporate & other.
23%
18%
Excess &
Surplus Lines 31%
Other
Commercial
Specialty
Property
Public Entity
22%
6%
6%
Marine &
Aerospace
Surety 2%
Alteris 3%
Mining 4%
Emerging Mkts 8%
Emerging Markets 4%
54%
12%
31%
GWP by Business Type
Primary
Insurance
Reinsurance
~10%
~90%

Commercial Specialty						
Excess & Surplus Lines						
Syndicate 1200						
International Specialty

8.
Multi-Channel Distribution Strategy
General
Agency
Retail Broker /
Agent
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
Rockwood
Argo Insurance
Trident
Surety
Commercial Programs
Alteris
Contract
Transportation
Casualty
E&O
D&O
Environmental
Allied Medical
Specialty Property
Liability
Property
Aviation
Marine
Excess Casualty
Professional Liability
Emerging Markets
Reinsurance

Maximizing Shareholder Value – BVPS Growth
* Book value per common share – outstanding:
- Adjusted for June 2013 stock dividend
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
- 2006 and prior years adjusted for PXRE merger
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis in.  Preferred stock fully converted into common shares as of Dec. 31, 2007
1 Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
1.1x 1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.6x
= Price/Book
1
9.
0.7x
0.8x
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002 2Q ‘13 2012
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
$21.26
$24.75
$27.60
$30.45
$35.53
$41.05
$39.62
$47.00
$52.56
$50.55
$55.22
$55.73

10.
Substantial Growth and Financial Strength
Scale 2000 2006 TTM 2Q'13 '00-1Q'13 Factor
Gross Written Premiums $186.1 $1,155.6 $1,855.6
10.0x
Net Written Premiums 163.9 847.0 1,311.0
8.0x
Net Earned Premiums 124.6 813.0 1,250.7
10.0x
Financial Strength 2000 2006 TTM 2Q'13 '00-1Q'13 Factor
Total Assets $1,565.8 $3,721.5 $6,575.3
4.2x
Total Investments 1,085.6 2,514.1 3,985.4
3.7x
Shareholder's Equity 501.1 847.7 1,491.1
3.0x
Total Capital 501.1 992.0 1,892.2
3.8x
Debt / Total Capital 0.0% 14.5% 21.2%
A.M. Best Rating A A A

GWP ($M)
22.2%

GWP ($M)
-7.7%

GWP ($M)
14.0%

GWP ($M)
20.7%

11.
Consolidated GWP up 14.3% in 2Q 2013 vs. 2Q 2012
2Q YoY Premium Growth in 3 out of 4 Segments
Reflects impact of strategic initiatives taken, rate increases and improved retention
11.
$143.9
$175.8
$50
$75
$100
$125
$150
$175
$200
2012 2013
Excess & Surplus Lines
$92.7
$85.6
$50
$60
$70
$80
$90
$100
2012 2013
Commercial Specialty
$84.3
$96.1
$50
$60
$70
$80
$90
$100
2012 2013
International Specialty
$153.2
$184.9
$50
$75
$100
$125
$150
$175
$200
2012 2013
Syndicate 1200

PTOI* ($ millions)
*Excludes interest expense

GWP ($ millions)

12.
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
• Colony Specialty
• Argo Pro
GWP by Business Unit (TTM 6/30/13)
Casualty 32%
Transportation 15%
Environmental 4%
Allied Medical 5%
Management Liability 3%
Property 11%
Contract  23%
Errors & Omissions 6%
Excess & Surplus Lines Segment (30% of TTM GWP)
Combined Ratio
PTOI
99.6% 97.8% 95.5% 91.9% 93.3% 89.3%
’13/2Q* ‘11 ‘10 ‘09 ‘08 ‘07 ‘12
94.4%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
’13/2Q* ‘11 ‘10 ‘09 ‘08 ‘07 ‘12
*Data is based on TTM as of June 30, 2013. *Data is based on YTD as of June 30, 2013.
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$565.7
-
100.0
200.0
300.0
400.0
500.0
600.0
700.0
800.0
900.0
$112.7
$98.3
$64.7
$69.1
$74.4
$83.2
$34.0
-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0

13.
97.8%
95.7%
91.9%
92.7%
98.6%
103.9%
84.4%
87.2%
92.5%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
105.0%
2010 2011 2012
Argo E&S Peer Average Top Quartile Peer Average
Outperformed E&S Peers in 2012
Peers include: WR Berkley Specialty Segment, Alterra US Segment, American Safety E&S Segment, Aspen Insurance Segment, Axis Insurance Segment, Endurance
Insurance Segment, HCC US P&C Segment, Markel E&S Segment, Navigators Insurance Segment, RLI P&C Segments, Arch Insurance Segment, United National Insurance
Segment. Top quartile peers include the above mentioned segments from WR Berkley, RLI, and HCC.
New segment management
team is formed.
Year of execution on the newly
restructured platform.
Year of restructure and
implementation of new strategy.

PTOI* ($ millions)
*Excludes interest expense

GWP ($ millions)

Commercial Specialty
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – Designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2 largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2 largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
96.5% 99.0% 108.3% 115.1% 96.5% 88.7% 101.2%
Gross Written Premium
Pre-Tax Operating Income & Combined Ratio
*Data is based on TTM as of June 30, 2013. *Data is based on YTD as of June 30, 2013.
GWP by Business Unit (TTM 6/30/13)
U.S. Retail (Argo Insurance) 20%
Restaurants 5%
Grocery 8%
Dry Cleaners 4%
Other Industries 2%
Public Entity
(Trident) 27%
Surety 10%
Mining
(Rockwood) 18%
Other 3%
Alteris Managed Premium 23%
Other 1%
Transportation 3%
State Workers’ Comp Funds 14%
Self Insured Public Entity 4%
$50.0
($30.0)
($20.0)
($10.0)
-
$10.0
$20.0
$30.0
$40.0
$60.0
$70.0
$61.3
$43.0
$45.8
$33.1
$1.4
($18.9)
$9.0
’13/2Q* ‘11 ‘10 ‘09 ‘08 ‘07 ‘12 ’13/2Q* ‘11 ‘10 ‘09 ‘08 ‘07 ‘12
-
100.0
200.0
300.0
400.0
500.0
600.0
$420.7
$510.9
$475.7
$428.1 $428.8
$437.0 $428.3
Combined Ratio
PTOI
14.
nd
nd
(23% of GWP)

PTOI* ($ millions)
*Excludes interest expense

GWP ($ millions)
-

15.
General Liability 15%
Prof. Indemnity 13%
Directors & Officers 2%
Int’l Casualty Treaty 2%
Other 2%
Syndicate 1200 (31% of GWP)
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 6/30/13)
Property 47%
Liability 34%
Specialty 14%
Aerospace 5%
Property Fac 17%
N. Am. & Int’l Binders 11%
Personal Accident 10%
Int’l Property Treaty 1%
Other 8%
15.
115.3% 131.7% 95.8% 112.3%
‘12 ‘10 ‘09 ‘08 ‘11
96.2%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘12 ‘10 ‘09 ‘08 ‘11
Combined Ratio
PTOI
93.4%
’13/2Q* ’13/2Q*
*Data is based on TTM as of June 30, 2013. *Data is based on YTD as of June 30, 2013.
Cargo 2%
Offshore Energy 6%
Onshore Energy 4%
Yachts & Hulls 2%
$40.0
$20.0
($20.0)
($40.0)
-
($60.0)
($80.0)
($5.2)
$30.0
($28.1)
($63.8)
$31.8
$19.9
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
$282.9
$706.0
$389.9
$438.5
$533.4
$568.1

PTOI* ($ millions)
*Excludes interest expense

GWP ($ millions)

16.
International Specialty (16% of GWP)
About Us
• Bermuda team underwrites
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
16.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
GWP by Business Unit (TTM 6/30/13)
Excess Casualty 19%
Professional Liability 10%
Brazil 22%
Marine Cargo 7%
Property & Engineering 6%
Motor 5%
Financial Lines 4%
‘12 ‘10 ‘09 ‘08 ‘11 ’13/2Q* ‘12 ‘10 ‘09 ‘08 ‘11 ’13/2Q*
72.8% 177.5% 52.3% 77.9% 97.1% 92.1%
Combined Ratio
PTOI
*Data is based on TTM as of June 30, 2013. *Data is based on YTD as of June 30, 2013.
Reinsurance 49%
Other Assumed Re 5%
Property Risk XS 3%
Property Pro Rata 8%
Property Cat 33%
$60.0
$40.0
$20.0
($20.0)
-
($40.0)
($60.0)
($80.0)
$23.6
$50.3
$35.7
$15.7
$9.2
($67.7)
300.0
250.0
200.0
150.0
100.0
50.0
-
$126.4
$162.9
$188.9
$198.2
$260.2
$292.6
• Excess casualty and professional liability
for Fortune 1000 accounts
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide

17.
2Q Operating Results
17.
2Q 2013 2Q 2012
Gross Written Premiums $542.2 $474.2
Net Written Premiums 390.2 361.5
Earned Premiums 327.5 290.2
Losses and LAE 192.7 175.8
Other Reinsurance-Related Expenses 4.7 6.9
Underwriting, Acquisition and Insurance Expenses 124.6 114.6
Underwriting Income / (Loss) $5.5 ($7.1)
Net Investment Income 25.3 30.0
Fee Income, net 0.2 0.5
Interest Expense 5.1 5.5
Operating Income / (Loss) $25.9 $17.9
Foreign Currency Exchange Gain / (Loss) 5.9 9.8
Net Realized Investment Gains  11.0 (2.7)
Pre-Tax Income / (Loss) $42.8 $25.0
Income Tax Provision 11.1 1.0
Net Income / (Loss) $31.7 $24.0
Operating Income (Loss) per Common Share (Diluted)
1
$0.74 $0.50
Net Income (Loss) per Common Share (Diluted) $1.13 $0.84
Loss Ratio
2
59.7% 62.1%
Expense Ratio
3
38.6% 40.4%
Combined Ratio 98.3% 102.5%
All data in millions except for per share data and ratio calculations.
(1) Calculated using an assumed tax rate of 20%.
(2) Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3) Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).

18. 18.
As of June 30, 2013
Conservative Investment Strategy
17%
18.
• Duration of 3.5 years
• Average rating of ‘AA-’
• Book yield of 3.2%
• Very liquid
• Conservatively managed
Portfolio Characteristics
Equity Investments by Sector
9% Healthcare
Energy 20%
4% Industrials
15% Funds
6% Financials
13% Info Tech
3% Materials
7% Consumer
Discretionary
Consumer Staples
20%
Asset Allocation
7% Other
Fixed 70%
Maturities.
8% Short Term
15% Equities
Total:
$4.0B
Total:
$0.6B
Fixed Maturities by Type
9% Short Term
Corporate
35%.
18% Gov.
17% Structured
State/Muni
21%.
Total:
$3.1B*
*$2.79b in fixed maturities, $0.28b in short term
2% Utilities
1% Teleco

19.
Active Capital Management
Through share repurchases and dividends, we have returned >$280 million of capital and repurchased 23% of shares outstanding from 2009 through Q2 2013
Note: Not adjusted for June 2013 stock dividend.
2009 2010 2011 2012 Q1 13 Q2 13 2009-Q2 13
Total Shares O/S 30,982,839 31,206,796 31,285,469 31,384,271 31,463,460 33,970,108
Less: Treasury Shares 145,999 3,363,560 4,971,305 6,459,613 6,785,438 7,213,189
Net Shares 30,836,840 27,843,236 26,314,164 24,924,658 24,678,022 26,756,919
Shares Repurchased 145,999 3,217,561 1,607,745 1,488,308 325,825 427,751 7,213,189
As % of Beg. Net Shares 0% 10% 6% 6% 1% 2% 23%
Avg. Repurchase Price/sh $35.23 $33.08 $30.72 $29.92 $37.71 $41.58 $32.63
Total Repurchased ($mm) $5.1 $106.4 $49.4 $44.5 $12.3 $17.8 $235.56
Dividends/sh $0.48 $0.48 $0.48 $0.15 $0.15
Dividend Payments ($mm) $14.3 $13.1 $12.3 $3.7 $4.0 $47.38
Repurchases + Dividends ($mm) $5.1 $120.7 $62.5 $56.8 $16.0 $21.8 $282.9

20.
Stock Price Performance – Last 12 Months
Source:  SNL Financial (as of 8/1/13).
Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators,
OneBeacon, RLI Corp, Selective Group, Tower Group, W.R. Berkley.
+80.0%
+70.0%
+60.0%
+50.0%
+40.0%
+30.0%
+20.0%
+10.0%
+0.0%
(10.0%)
Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13
+73%
+33%
+24%
Argo Group Peer Group S&P 500

21.
Compelling Valuation vs. Peer Group
0.79x
1.19x
0.39x
Difference
Source:  SNL Financial (as of 8/1/13).
Note: Price to book is average price/book across all peer companies. Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital,
Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp, Selective Group, Tower Group, W.R. Berkley.
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13
Argo Peer Group
Price/Book Jan-00 Aug-13
Argo 0.70x 0.79x
Peer Avg. 1.17x 1.19x
Difference 0.47x 0.39x

22.
Well Positioned for Value Creation in 2013 and Beyond
• Compelling investment case
• Stock trading at a discount to book value and below peers
• Upside potential as past and ongoing efforts continue
We believe that Argo Group has potential to generate substantial value for new and existing investors.
• Significant changes to premium composition completed
• Results of re-underwriting and efficiency efforts are emerging in financials
• Modest pricing increases expected to favorably impact growth and loss ratios
• Continue to employ and attract some of the best talent in the industry
• Brazil has traction and is beginning to scale
• Building more revenue from non-risk bearing MGA strategy
• Incremental yield improvements can have a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet with adequate reserves and excellent asset quality